Effective December 1, 2014, the sub-section entitled "Principal Investment Strategies" under the main heading "Summary of Key Information" is restated in its entirety as follows:

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund’s net assets in debt instruments of U.S. and foreign issuers, including emerging markets issuers. Debt instruments include corporate bonds, U.S. Government securities, municipal instruments, foreign government securities, inflation-adjusted bonds, and other obligations to repay money borrowed.

While MFS may invest the fund’s assets in debt instruments of any type, MFS generally focuses on debt instruments of issuers located in developed markets.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in less than investment grade quality debt instruments (lower quality debt instruments).

MFS normally allocates the fund's investments across different countries and regions.

MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

MFS may invest up to 35% of the fund’s assets in any industry that accounts for more than 20% of the global bond market.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, structured securities, and swaps.

MFS generally uses a top-down approach to buying and selling investments for the fund. MFS allocates the fund's assets across countries and selects investments primarily based on fundamental economic and financial analysis. Quantitative models that systematically evaluate economic and financial factors may also be considered. MFS may also use a bottom-up investment approach, particularly for corporate debt instruments, selecting investments based on fundamental analysis of individual instruments and their issuers.

Effective December 1, 2014, the sub-section entitled "Performance Information" under the main heading "Summary of Key Information" is restated in its entirety as follows:

Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing how the fund’s performance over time compares with that of a broad measure of market performance.

Past performance information reflects time periods when the fund had (i) a policy of focusing its investments on debt instruments of U.S. and foreign governments and (ii) a policy permitting the fund to invest up to 100% of its assets in less than investment grade quality debt instruments (lower quality debt instruments).  The fund's investment policies and strategies changed effective December 1, 2014.  The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2014, was 6.45%. During the period(s) shown in the bar chart, the highest quarterly return was 3.87% (for the calendar quarter ended June 30, 2011) and the lowest quarterly return was (6.02)% (for the calendar quarter ended June 30, 2013).

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Performance Table.
Average Annual Total Returns
(For the Periods Ended December 31, 2013)
Share Class	1 YEAR	LIFE (INCEPTION 6-2-2010)
Returns Before Taxes
B Shares	(12.54)%	0.96%
C Shares	(9.97)%	1.71%
I Shares	(8.15)%	2.71%
R1 Shares	(8.99)%	1.71%
R2 Shares	(8.62)%	2.21%
R3 Shares	(8.39)%	2.46%
R4 Shares	(8.15)%	2.71%
R5 Shares	(8.05)%	2.74%
A Shares	(12.77)%	1.22%
Returns After Taxes on Distributions A Shares	(13.43)%	(0.13)%
Returns After Taxes on Distributions and Sale of Fund Shares A Shares	(7.19)%	0.56%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
JPMorgan Global Government Bond Index (Unhedged)	(4.50)%	3.27%
Barclays Global Aggregate Bond Index	(2.60)%	4.06%

Effective December 1, 2014, the Barclays Global Aggregate Bond Index replaces the JPMorgan Global Government Bond Index (Unhedged) because the adviser believes the Barclays Global Aggregate Bond Index better reflects the fund's current investment strategies.

Effective December 1, 2014, the sub-section entitled "Portfolio Manager(s)" under the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager	Since	Title
Richard O. Hawkins	December 2014	Investment Officer of MFS
Erik S. Weisman	2010	Investment Officer of MFS

Effective December 1, 2014, the sub-section entitled "Principal Investment Strategies" under the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

MFS normally invests at least 80% of the fund’s net assets in debt instruments of U.S. and foreign issuers, including emerging markets issuers.

While MFS may invest the fund’s assets in debt instruments of any type, MFS generally focuses on debt instruments of issuers located in developed markets.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS normally allocates the fund's investments across different countries and regions.

MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

MFS may invest up to 35% of the fund’s assets in any industry that accounts for more than 20% of the global bond market as measured by an index determined by MFS to be an appropriate measure of the global bond market, currently the Barclays Global Aggregate Bond Index.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

MFS generally uses a top-down approach to buying and selling investments for the fund. MFS allocates the fund's assets across countries and selects investments primarily based on fundamental economic and financial analysis of the creditworthiness of each country and the relative values of countries' external debt, currencies, and local market debt. MFS may consider economic and financial fundamentals, liquidity, duration, relative value, and other factors. Quantitative models that systematically evaluate these and other factors may also be considered. MFS may also use a bottom-up investment approach, particularly for corporate debt instruments, selecting investments based on fundamental analysis of individual instruments and their issuers in light of current market, economic, political, and regulatory conditions.

Effective December 1, 2014, the sub-section entitled "Portfolio Manager(s)" under the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Richard O. Hawkins	Portfolio Manager	Employed in the investment area of MFS since 1988
Erik S. Weisman	Portfolio Manager	Employed in the investment area of MFS since 2002

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